Dividends	6 Months Ended
Jun. 30, 2019
Dividends [abstract]
Dividends
9.	DIVIDENDS

On 29 August 2019, the board of Directors (the “Board”) declared an interim dividend of HK$0.33 (tax inclusive) per share (six months ended 30 June 2018: HK$0.30 (tax inclusive) per share), totaling approximately HK$14,734 million (tax inclusive) (equivalent to approximately RMB12,961 million (tax inclusive)) (six months ended 30 June 2018: approximately RMB11,293 million (tax inclusive)), based on the number of issued shares as at 30 June 2019.

Pursuant to the Enterprise Income Tax Law of the People’s Republic of China and related laws and regulations, the Company is regarded as a Chinese Resident Enterprise, and thus is required to withhold corporate income tax at the rate of 10% when it distributes dividends to its non- resident enterprise (as defined in the “Enterprise Income Tax Law of the People’s Republic of China”) shareholders, with effect from the distribution of the 2008 final dividend. In respect of all shareholders whose names appear on the Company’s register of members and who are not individuals (including HKSCC Nominees Limited, corporate nominees or trustees such as securities companies and banks, and other entities or organisations, which are all considered as non-resident enterprise shareholders), the Company will distribute the dividend after deducting corporate income tax of 10%.